MERRILL LYNCH
CORPORATE
HIGH YIELD
FUND, INC.



FUND LOGO



Semi-Annual Report

September 30, 1999


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Corporate High Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH CORPORATE HIGHYIELD FUND, INC.


TO OUR SHAREHOLDERS

The economic and interest rate consensus was confounded in the first half of 1999 when the expected slowdown in the US economy failed to materialize. In addition, a rebound occurred in Europe and Asia (including long-dormant Japan). Investor focus then shifted from recession to inflation. The Federal Reserve Board reversed its policy of monetary easing and became restrictive, raising the Federal Funds rate twice to slow economic growth. Long-term interest rates soared. This environment proved both good and bad for the high-yield market. The rise in interest rates was a negative. On the other hand, the stronger economy proved helpful to a number of economically sensitive industries. For example, paper, energy and steel experienced volume increases and product price improvement, thus easing credit concerns somewhat. Perceptions of credit risk in emerging markets also eased, allowing this asset category to rebound.

The illiquidity that gripped the corporate bond markets in late 1998 eased in 1999 but remained more pronounced than has been the norm throughout much of the 1990s. A major reason would seem to be the decision made by Wall Street market makers to reduce inventory exposure to corporate bonds. Firms were surprised by the steep bond price markdowns in 1998 on securities held in inventory for resale and sought to reduce this exposure. In addition, many firms closed proprietary trading portfolios that focused on producing profits by buying distressed securities at low prices. Thus, the support for high-yield issuers that experienced credit problems diminished considerably. The result brought much steeper declines in the price of bonds experiencing credit deterioration and default.

The third quarter of 1999 reflected this weak environment. For the three-month period ended September 30, 1999, the Fund's Class A, Class B, Class C and Class D Shares had total returns of -2.93%, -3.11%, -3.12% and -2.99%, respectively. This is compared to a -1.60% total return for the unmanaged Credit Suisse First Boston
(CSFB) Global High Yield Index for the same period. The Fund's performance was hindered by a high exposure to the battered healthcare service sector, relative to the benchmark. In addition, sharp deterioration in individual credits also had a large impact on results. Throughout the September quarter, liquidity was poor and the market struggled to absorb a relatively heavy new-issue calendar. By late August, the cost to finance had risen to a point that many issuers cancelled financing plans. New-issue supply slowed precipitously, and the market moved sideways for the remainder of the September quarter.

Investment Outlook
The interest rate outlook hinges on the US economy. We believe the Federal Reserve Board is committed to maintaining noninflationary growth and can be counted on to tighten monetary policy until growth slows. In the short run, this is negative for bonds. In the long run it is extremely positive, ensuring that the United States will continue to experience low inflation and interest rates. We believe that while interest rates will probably rise further in this tightening cycle, most of the damage has been done. Yields on ten-year Treasury notes have risen from 4.65% at December 31, 1998 to 6.25% in late October.

At this time, we believe the high-yield market is attractive relative to Treasury bonds. Yield spreads are well above the historic norm. At September 30, 1999, the yield difference between the CSFB Global High Yield Index and US Treasury issues of comparable maturity was 6.32% compared to an average of 5.45% over the last ten years, and yield premiums exceeding 100% are at the wide end of the range that generally prevailed over the past ten years. Overall credit quality is improving and even problem credits appear to have declined more than is justified by the underlying fundamentals. The yield-to-maturity on the CSFB Global High Yield Index exceeded 12%.

The macroeconomic outlook also appears generally favorable for the high-yield market. Economic growth is occurring around the world, strengthening the demand for goods and services, particularly commodities. We are seeing the effects of this growth reflected in improved earnings and outlook for a number of companies held in the Portfolio. We believe this improvement may continue.



Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1999



Portfolio Strategy
We believe that the high-yield market offers exceptional value. In our view, bond prices are likely to move higher, and yields will move lower over the coming year. We do not necessarily believe that a peak in interest rates is imminent; markets may continue to deteriorate for a while longer. However, we are positioning for the future. We prefer lower-coupon discount bonds to more defensive par or premium bonds because of greater total return potential in a falling interest rate environment.

During the September quarter, we maintained credit quality in the Fund modestly above the benchmark CSFB Global High Yield Index. There are currently no distortions (and therefore no investment opportunities) between quality categories. Bond selection remains important as disappointing earnings provide punishing price declines.

The largest industry representation in the Fund, aggregating subcategories such as telephony, Internet transport and wireless, was communications, at 15.3% of net assets at September 30, 1999. This industry includes Nextel Communications, Inc., a rapidly growing wireless telephone operator, and other communications companies with strong fundamentals. Cable television, the second-largest industry in the Fund, constituted 10.0% of net assets. While its traditional role as a provider of video programming is a highly stable business, this industry has excellent growth prospects as an increasingly important carrier of Internet traffic and telephony. Health services accounted for 8.4% of net assets and consisted of a well-balanced portfolio of product and service providers, nursing home operators and one large acute care company. To date, nearly every credit has been impacted by reimbursement cuts under Medicare prospective payment system. While bond prices in this sector have been under severe pressure, most companies have done an excellent job in navigating through a difficult environment. The energy sector comprised 7.6% of Fund assets and consisted largely of oil and gas production and service companies. Earnings have surged in this sector as a result of the sharp rise in oil and gas prices over the last six months. (See page 4 of this report to shareholders for a list of the Five Largest Industries and Top Five Foreign Countries in the Fund.)

We held a major portfolio overweighting in emerging markets, which constituted 13.2% of net assets and included corporate bonds from a variety of industries. The credit quality parameters of these holdings are typically much higher than US high-yield issuers and the companies much more dominant in their respective industries. Examples included Grupo Minero Mexico SA, the world's second-lowest cost producer of copper domiciled in Mexico; Multicanal SA, the largest cable television operator in Argentina and all of Latin America; and APP International Finance, a Singapore domiciled manufacturer of many types and grades of paper with distribution around the world. The improving economy benefited emerging markets more than the US high-yield market this year. We believe this sector is likely to continue to outperform.

In Conclusion
We appreciate your ongoing investment in Merrill Lynch Corporate
High Yield Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent T. Lathbury III)
Vincent T. Lathbury III
Senior Vice President and Portfolio Manager



November 10, 1999



Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1999



PORTFOLIO INFORMATION


As of September 30, 1999

                                                                                                           Percent of
Ten Largest Holdings                                                                                       Net Assets
R&B Falcon Corporation*     Formed through a merger of Reading & Bates Company and Falcon Drilling,            2.1%
                            R&B Falcon operates the world's largest fleet of marine-based drilling rigs servicing the international oil and gas industry. Its fleet includes
                            135 marine-based drilling units, inlcuding the industry's largest fleets of barge and jackup rigs.

Supercanal Holdings SA      Supercanal is the third-largest cable TV provider in Argentina. It has              1.9
                            a well-positioned operation and almost no competition throughout its service territory with good demand prospects.

Impsat Corp.                Impsat provides telecommunications services throughout Latin America and            1.8
                            is one of the largest providers of data transmission services in Argentina.

United International        The company has interests in and operates cable television, telephony,              1.8
Holdings, Inc.              high speed Internet access and programming services in ten countries across
                            Europe and Israel.

Ameriserve Food             Ameriserve Food Distributors, the largest systems foodservice distributor           1.7
Distributors, Inc.*         in North America, specializes in distribution to chain restaurants. The company supplies fresh and frozen food products, canned and dry goods, beverages, paper goods, equipment and cleaning products to its customers.
                            AmeriServe currently serves 30 restaurant chains with approximately 36,000 locations in North America, including Burger King, KFC, Olive Garden, Pizza Hut,
                            Red Lobster, Subway and Taco Bell. Sales totaled $8.8 billion in the 12 months ended June 30, 1999.

Stena AB                    Stena is one of the largest privately held companies in Sweden. The company's       1.7
                            operating activities include ownership and chartering of roll-on/roll-off vessels; crude and petroleum product tankers; drilling rigs; and investing in residential and commercial real estate. In addition to these activities, the company has significant strategic investments in Stena Line AB, one of the world's largest international passenger and freight ferry service operators, and Coflexip
                            SA, the world leader in engineering, manufacture and installation of offshore flexible pipe and a leading subsea contractor to the offshore oil and gas industry.

Doman Industries            Doman is an integrated forest products company. The company grows and               1.8
Limited*                    harvests timber, sawmills logs into lumber and wood chips, manufactures value-added lumber and produces dissolving sulphite pulp and NBSK pulp.
                            Doman also provides reforestation services.

PSINet Inc.*                PSINet, an independent global provider of Internet solutions to businesses,         1.6
                            provides Internet connectivity and Web hosting services. The company also offers a suite of value-added products and services, including corporate intranets and remote user access services. PSINet conducts operations in the United States, Canada, Latin America, Europe and Asia.

TFM, SA de CV*              TFM (Grupo Transportacion Ferroviaria Mexicana), a joint venture company            1.5
                            owned principally by Transportacion Maritima Mexicana, its affiliate
                            Grupo Servia, SA de CV and Kansas City Southern Industries, Inc.,
                            operates and provides freight transportation services over the Northeast
                            Rail Lines. The network of the Northeast Rail Lines consists of approximately
                            2,600 miles of main track and is the primary corridor of the Mexican railroad system. As a major beneficiary of the North American Free Trade Agreement and the most direct route for goods shipped between Mexico City and the
                            United States, TFM accounts for approximately 63% of the   rail traffic
                            between Mexico and United States.

Millicom International      Millicom International develops and operates cellular telephone systems             1.5
Cellular                    worldwide. The company has interest in 33 cellular systems in 20 countries, primarily in emerging markets in Asia, Latin America, Europe and Africa.

*Includes combined holdings.


Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1999


PORTFOLIO INFORMATION (concluded)


As of  September 30, 1999

Quality Profile*                        Percent of
S&P Rating/Moody's Rating         Long-Term Investments

BBB/Baa                                     4.6%
BB/Ba                                      31.0
B/B                                        55.6
CCC/Caa                                     8.3
C/C                                         0.5

[FN]
*In cases when bonds are rated differently by Standard & Poor's
 Corporation and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.


                                        Percent of
Five Largest Industries                 Net Assets

Cable--International                        8.5%
Health Services                             8.4
Energy                                      7.6
Transportation                              5.4
Wireless Communications--
Domestic Paging & Cellular                  4.4


Geographic Profile                      Percent of
Top Five Foreign Countries*             Net Assets

Argentina                                   5.8%
Mexico                                      3.1
Brazil                                      2.2
Indonesia                                   1.4
Hong Kong                                   0.7

[FN]
*All holdings are denominated in US dollars.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Aldona Schwartz, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1999



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These classes of shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                       3 Month       12 Month    Since Inception  Standardized
As of September 30, 1999                                             Total Return  Total Return    Total Return   30-day Yield
ML Corporate High Yield Fund, Inc. Class A Shares*                       -2.93%         +6.08%         -0.37%         10.64%
ML Corporate High Yield Fund, Inc. Class B Shares*                       -3.11          +5.28          -1.44          10.19
ML Corporate High Yield Fund, Inc. Class C Shares*                       -3.12          +5.23          -1.51          10.15
ML Corporate High Yield Fund, Inc. Class D Shares*                       -2.99          +5.82          -0.73          10.30
Merrill Lynch High Yield US Corporates, Cash Pay Index**                 -1.25          +3.37          +0.80
CS First Boston Global High Yield Index**                                -1.60          +3.95          -1.95
Ten-Year US Treasury Securities***                                       +2.30          -7.50          +3.42

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception date is 5/01/98.
 **Unmanaged. These market-weighted Indexes mirror the high-yield debt market of securities rated BBB or lower. Since inception total return for Merrill Lynch High Yield USCorporates, Cash Pay Index is from 5/01/98. Since inception total return for CS First Boston Global High Yield Index is from 4/30/98.
***Since inception total return is from 4/30/98.


Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1999


PERFORMANCE DATA (concluded)


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/99                         +6.08%         +1.84%
Inception (5/01/98)
through 9/30/99                            -0.26          -3.10

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/99                         +5.28%         +1.44%
Inception (5/01/98)
through 9/30/99                            -1.02          -2.88

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/99                         +5.23%         +4.27%
Inception (5/01/98)
through 9/30/99                            -1.07          -1.69

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/99                         +5.82%         +1.58%
Inception (5/01/98)
through 9/30/99                            -0.51          -3.34

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1999


SCHEDULE OF INVESTMENTS
                  S&P     Moody's      Face                                                                       Value
Industries       Rating    Rating     Amount                    Bonds                                           (Note 1a)

Bonds
Aerospace--3.1%     B-      B3     $10,000,000  Fairchild Corporation, 10.75% due 4/15/2009                  $    8,550,000
                    B+      B1      10,000,000  Hexcel Corporation, 9.75% due 1/15/2009                           8,850,000
                    B+      B1       5,000,000  Kitty Hawk, Inc., 9.95% due 11/15/2004                            4,875,000
                                                                                                             --------------
                                                                                                                 22,275,000

Airlines--1.4%      B       B1      10,150,000  USAir Inc., 9.625% due 2/01/2001                                 10,260,635

Automotive--1.3%    BB+     Ba2     10,000,000  Federal-Mogul Company, 7.375% due 1/15/2006                       9,263,950

Broadcasting--                                  Globo Comunicacoes e Participacoes, Ltd.:
Radio &             B+      B2       1,500,000     10.50% due 12/20/2006                                          1,117,500
Television--0.9%    B+      B2       7,500,000     10.50% due 12/20/2006 (e)                                      5,658,750
                                                                                                             --------------
                                                                                                                  6,776,250

Cable--             BB-     Ba3      4,500,000  Century Communications Corporation, 9.75% due 2/15/2002           4,528,125
Domestic--1.5%      B+      B2       7,000,000  Charter Communications Holdings LLC, 8.625% due
                                                4/01/2009 (e)                                                     6,650,000
                                                                                                             --------------
                                                                                                                 11,178,125

Cable--             BB      B1      10,000,000  Cablevision SA, 13.75% due 5/01/2009 (e)                          9,325,000
International--     BB+     B1      10,000,000  Multicanal SA, 13.125% due 4/15/2009 (e)                          9,325,000
8.5%                B-      B3      10,000,000  NTL Communications Corp., 11.753%** due 10/01/2008                6,825,000
                    D       Caa3    25,000,000  Supercanal Holdings SA, 11.50%** due 5/15/2005 (e)(g)            13,375,000
                                                Telewest Communications PLC:
                    B+      B1       7,000,000     10.793%** due 4/15/2004 (e)                                    4,270,000
                    B+      B1       5,000,000     11.25% due 11/01/2008                                          5,375,000
                    B       B3      21,000,000  United International Holdings, Inc., 12.64%** due
                                                2/15/2008 (b)                                                    12,783,750
                                                                                                             --------------
                                                                                                                 61,278,750

Chemicals--2.1%     BB-     Ba3      5,000,000  ISP Holdings Inc., 9.75% due 2/15/2002                            5,050,000
                    B+      B2      10,000,000  Lyondell Chemical Company, 10.875% due 5/01/2009                 10,100,000
                                                                                                             --------------
                                                                                                                 15,150,000

Child Care--1.3%    B-      B3      10,000,000  Kindercare Learning Centers, Inc., 9.50% due 2/15/2009            9,475,000

Communications--    B+      B2      17,215,000  Impsat Corp., 12.375% due 6/15/2008                              13,126,437
3.1%                B+      B2      17,000,000  Orion Network Systems, Inc., 16.429%** due 1/15/2007              9,010,000
                                                                                                             --------------
                                                                                                                 22,136,437

Computer Services/  B       B2      10,000,000  Amkor Technologies Inc., 10.50% due 5/01/2009 (e)                 9,775,000
Electronics--2.9%   B       B2       6,000,000  Hadco Corporation, 9.50% due 6/15/2008                            5,715,000
                    B       B2       5,000,000  SCG Holding Corporation, 12% due 8/01/2009 (e)                    5,156,250
                                                                                                             --------------
                                                                                                                 20,646,250

Conglomerates--     B-      B3       5,000,000  Eagle-Picher Industries, 9.375% due 3/01/2008                     4,475,000
1.2%                B+      NR*      5,000,000  Voto-Votorantim O/S Trading, 8.50% due 6/27/2005 (e)              4,448,000
                                                                                                             --------------
                                                                                                                  8,923,000

Consumer            B       B3      10,000,000  Corning Consumer Products, 9.625% due 5/01/2008                   7,962,500
Products--1.1%

Consumer            B-      Caa2     9,360,000  AP Holdings Inc., 14.85%** due 3/15/2008                          4,750,200
Services--3.5%      BB-     B2      10,000,000  Avis Rent A Car Inc., 11% due 5/01/2009 (e)                      10,300,000
                    BB+     Ba3     15,000,000  Protection One Alarm Monitoring, 8.625% due 1/15/2009 (e)        10,125,000
                                                                                                             --------------
                                                                                                                 25,175,200



Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1999


SCHEDULE OF INVESTMENTS (continued)
                  S&P     Moody's      Face                                                                       Value
Industries       Rating    Rating     Amount                    Bonds                                           (Note 1a)

Bonds (continued)
Energy--5.5%        BB      Ba2    $ 5,000,000  Eott Energy Partners LP, 11% due 10/01/2009                  $    5,000,000
                                                Ocean Energy Inc.:
                    BB+     Ba2      4,000,000     7.625% due 7/01/2005                                           3,860,000
                    BB-     B1       7,000,000     8.375% due 7/01/2008                                           6,790,000
                    CCC     B3       6,000,000  Ocean Rig Norway AS, 10.25% due 6/01/2008                         4,710,000
                    B+      B1       6,000,000  Parker Drilling Co., 9.75% due 11/15/2006                         5,820,000
                    BB-     Ba3      5,000,000  RBF Finance Company, 11.375% due 3/15/2009                        5,300,000
                    BB-     B1       5,000,000  Tesoro Petroleum Corp., 9% due 7/01/2008                          4,925,000
                    D       C        9,000,000  TransAmerican Energy Corp., 0/13%** due 6/15/2002 (g)             1,012,500
                    B-      B3       3,000,000  United Refining Co., 10.75% due 6/15/2007                         1,995,000
                                                                                                             --------------
                                                                                                                 39,412,500

Entertainment--     B+      B1       1,275,000  Intrawest Corp., 9.75% due 8/15/2008                              1,230,375
1.1%                B-      Caa1    10,000,000  Regal Cinemas Inc., 9.50% due 6/01/2008                           6,850,000
                                                                                                             --------------
                                                                                                                  8,080,375

Financial           CCC+    Caa3     5,000,000  Amresco Inc., 9.875% due 3/15/2005                                3,225,000
Services--0.4%

Food &              B-      B3       5,000,000  Agrilink Foods, Inc., 11.875% due 11/01/2008                      4,425,000
Beverage--1.3%      B+      B1       5,000,000  Chiquita Brands International Inc., 9.125% due 3/01/2004          4,962,500
                                                                                                             --------------
                                                                                                                  9,387,500

Gaming--3.0%                                    Circus Circus Enterprises, Inc.:
                    BB+     Ba2      2,000,000     9.25% due 12/01/2005                                           2,005,000
                    BB+     Ba2      4,000,000     7.625% due 7/15/2013                                           3,435,000
                    BB+     Ba2     10,000,000  Park Place Entertainment, 7.875% due 12/15/2005                   9,500,000
                    B       B2       3,000,000  Trump Atlantic City Associates/Funding Inc., 11.25% due
                                                5/01/2006                                                         2,550,000
                    B-      B3       5,000,000  Venetian Casino/LV Sands, 12.25% due 11/15/2004                   4,025,000
                                                                                                             --------------
                                                                                                                 21,515,000

Health Services--   B-      Caa1    10,500,000  ALARIS Medical Inc., 14.993%** due 8/01/2008                      5,460,000
8.4%                B+      Ba3      5,000,000  Beverly Enterprises Inc., 9% due 2/15/2006                        4,325,000
                    CCC+    B2      15,000,000  Extendicare Health Services, 9.35% due 12/15/2007                 8,025,000
                    B+      Ba3     10,000,000  Fresenius Medical Capital Trust II, 7.875% due 2/01/2008          9,175,000
                    BB      Ba3      8,000,000  ICN Pharmaceutical Inc., 8.75% due 11/15/2008 (e)                 7,410,016
                    B-      Caa1    10,000,000  Magellan Health Services, 9% due 2/15/2008                        8,550,000
                    C       C        7,000,000  Mariner Post--Acute Network, 9.50% due 11/01/2007                   455,000
                    BBB     Ba2     11,000,000  PharMerica, Inc., 8.375% due 4/01/2008                           10,725,000
                    BB-     Ba3      7,500,000  Tenet Healthcare Corp., 8.125% due 12/01/2008                     6,881,250
                                                                                                             --------------
                                                                                                                 61,006,266

Hotels--3.3%        BB      Ba2      5,000,000  HMH Properties, Inc., 8.45% due 12/01/2008                        4,650,000
                    BB      Ba2     10,000,000  Host Marriott LP, 8.375% due 2/15/2006                            9,450,000
                    BB-     B2      10,000,000  Signature Resorts, Inc., 9.25% due 5/15/2006                      9,550,000
                                                                                                             --------------
                                                                                                                 23,650,000

Independent Power   B+      Ba3      8,000,000  The AES Corporation, 8.375% due 8/15/2007                         7,320,000
Producers--1.0%

Industrial          B       B3       8,000,000  Neff Corp., 10.25% due 6/01/2008                                  7,960,000
Services--1.7%      CCC+    Caa1     2,000,000  Thermadyne Holdings Corp., 12.50%** due 6/01/2008                   880,000
                    CCC+    B3       4,250,000  Thermadyne Manufacturing, 9.875% due 6/01/2008                    3,421,250
                                                                                                             --------------
                                                                                                                 12,261,250



Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1999


SCHEDULE OF INVESTMENTS (continued)
                  S&P     Moody's      Face                                                                       Value
Industries       Rating    Rating     Amount                    Bonds                                           (Note 1a)

Bonds (continued)
Internet                                        PSINet Inc.:
Transport--1.6%     B-      B3     $ 7,000,000     10% due 2/15/2005                                         $    6,728,750
                    B-      B3       5,000,000     11% due 8/01/2009 (e)                                          4,962,500
                                                                                                             --------------
                                                                                                                 11,691,250

Media &             BB-     B2      13,000,000  Call-Net Enterprises Inc., 8.94%** due 8/15/2008                  6,825,000
Communications--
International--0.9%

Metals & Mining--   B-      Caa1    11,000,000  AEI Resources Inc., 11.50% due 12/15/2006 (e)                     9,735,000
4.1%                BB      Baa3    12,000,000  Grupo Minero Mexico SA, 8.25% due 4/01/2008                      10,320,000
                    CCC+    B3       5,000,000  Kaiser Aluminum & Chemical Corp., 12.75% due 2/01/2003            5,075,000
                    B       B3       5,000,000  Ormet Corporation, 11% due 8/15/2008 (e)                          4,475,000
                                                                                                             --------------
                                                                                                                 29,605,000

Paper & Forest      CCC+    Caa1     6,000,000  APP International Finance, 11.75% due 10/01/2005                  4,034,867
Products--4.0%      B-      B2       5,000,000  Container Corporation of America, 9.75% due 4/01/2003             5,131,250
                                                Doman Industries Limited:
                    B       Caa1     5,000,000     8.75% due 3/15/2004                                            3,562,500
                    B       B3       5,000,000     12% due 7/01/2004 (e)                                          5,087,500
                    B       Caa1     5,000,000     Series B, 9.25% due 11/15/2007                                 3,375,000
                    CCC+    Caa1    11,000,000  Pindo Deli Financial Mauritius, 10.75% due 10/01/2007             5,967,500
                    CCC+    Caa      2,000,000  Repap New Brunswick, 10.625% due 4/15/2005                        1,755,000
                                                                                                             --------------
                                                                                                                 28,913,617

Product                                         Ameriserve Food Distributors:
Distribution--      B-      B3       8,500,000     8.875% due 10/15/2006                                          6,715,000
2.8%                CCC+    Caa1     9,000,000     10.125% due 7/15/2007                                          5,805,000
                    CCC+    Caa1     5,000,000  Nebco Evans Holding Co., 16.34%** due 7/15/2007                   2,025,000
                    CCC+    Caa1    10,350,000  US Office Products Co., 9.75% due 6/15/2008                       5,718,375
                                                                                                             --------------
                                                                                                                 20,263,375


Publishing &        BB-     Ba3      5,000,000  Primedia, Inc., 7.625% due 4/01/2008                              4,700,000
Printing--2.0%      BB-     Baa3    10,000,000  World Color Press Inc., 7.75% due 2/15/2009                       9,450,000
                                                                                                             --------------
                                                                                                                 14,150,000

Real Estate--0.6%   BB-     Ba3      4,875,000  Forest City Enterprises Inc., 8.50% due 3/15/2008                 4,655,625

Steel--2.1%         NR*     B2       5,000,000  CSN Iron SA, 9.125% due 6/01/2007 (e)                             3,712,500
                    B       B3       7,000,000  Republic Technology, 13.75% due 7/15/2009 (a)(e)                  6,685,000
                    B       B2       5,000,000  Weirton Steel Corp., 11.375% due 7/01/2004                        4,987,500
                                                                                                             --------------
                                                                                                                 15,385,000

Telephone--         B       B2      10,000,000  Intermedia Communications Inc., 8.60% due 6/01/2008               8,625,000
Competitive Local   B       B3      10,000,000  Nextlink Communications Inc., 10.75% due 6/01/2009               10,075,000
Exchange            B-      B2       2,000,000  RSL Communications PLC, 12.793%** due 3/01/2008                   1,140,000
Carriers--2.8%                                                                                               --------------
                                                                                                                 19,840,000

Textiles--0.4%      B       Caa3    10,000,000  Galey & Lord, Inc., 9.125% due 3/01/2008                          2,550,000



Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1999


SCHEDULE OF INVESTMENTS(continued)
                  S&P     Moody's      Face                                                                       Value
Industries       Rating    Rating     Amount                    Bonds                                           (Note 1a)

Bonds (continued)
Transportation--    BB-     NR*    $11,000,000  Autopistas del Sol SA, 10.25% due 8/01/2009 (e)              $    8,085,000
5.4%                BB      B1      10,000,000  GS Superhighway Holdings, 10.25% due 8/15/2007                    5,137,500
                    NR*     C        5,000,000  Hvide Marine, Inc., 8.375% due 2/15/2008 (g)                      2,225,000
                    BB      Ba2     12,500,000  Stena AB, 10.50% due 12/15/2005                                  12,468,750
                                                TFM, SA de CV:
                    B+      B2       5,000,000     10.25% due 6/15/2007                                           4,362,500
                    B+      B2      12,500,000     14.03%** due 6/15/2009                                         6,781,250
                                                                                                             --------------
                                                                                                                 39,060,000

Waste Manage-       BB-     Ba3      6,500,000  Allied Waste North America, 7.375% due 1/01/2004                  5,980,000
ment--0.8%

Wireless            CCC+    B3       7,000,000  Metrocall Inc., 11% due 9/15/2008 (e)                             4,550,000
Communications--    CCC+    B3       5,000,000  Nextel Partners Inc., 14%** due 2/01/2004                         2,950,000
Domestic Paging &   CCC+    B3       4,000,000  Omnipoint Corporation, 11.50% due 9/15/2009 (e)                   4,140,000
Cellular--2.5%      B-      B2       5,000,000  Paging Network, Inc., 10.125% due 8/01/2007                       1,425,000
                    NR*     B3       8,775,000  TeleCorp PCS Inc., 11.625%** due 4/15/2009 (e)                    5,122,406
                                                                                                             --------------
                                                                                                                 18,187,406

Wireless            CCC+    Caa1    10,000,000  Dolphin Telecom PLC, 17.059%** due 6/01/2008                      4,500,000
Communications--    B-      Caa1    15,000,000  Millicom International Cellular, 16.028%** due 6/01/2006         10,800,000
International       B-      Caa1    12,000,000  Nextel International Inc., 13.258%** due 4/15/2008                6,300,000
Paging &                                        Telesystem International Wireless Inc.:
Cellular--4.1%      CCC+    Caa1     7,000,000     14.26%** due 6/30/2007                                         3,605,000
                    CCC+    Caa1    10,000,000     14.014%** due 11/01/2007                                       4,150,000
                                                                                                             --------------
                                                                                                                 29,355,000

                                                Total Investments in Bonds (Cost--$735,104,596)--91.7%          662,820,261

                                        Shares
                                         Held                   Issue

Preferred Stocks & Warrants

Energy--2.1%                            15,572  R&B Falcon Corporation (c)                                       14,832,330
                                        15,000  R&B Falcon Corporation (Warrants)(e)(f)                             375,000
                                                TCR Holdings (Convertible Preferred)(d):
                                         6,426     (Class B)                                                            386
                                         3,534     (Class C)                                                            198
                                         9,317     (Class D)                                                            494
                                        19,277     (Class E)                                                          1,214
                                                                                                             --------------
                                                                                                                 15,209,622

Product Distribution--0.0%               6,039  Nebco Evans Holding Co. (c)                                         224,953

Publishing & Printing--0.6%             50,000  Primedia, Inc. (Series H)                                         4,512,500

Wireless Communications--                3,362  Crown Castle International Corporation (c)                        3,404,025
Domestic Paging & Cellular--1.9%         6,711  Nextel Communications, Inc. (Series D)(c)                         7,012,995
                                         2,875  Rural Cellular Corp. (Series B)(c)                                2,939,688
                                                                                                             --------------
                                                                                                                 13,356,708

                                                Total Investments in Preferred Stocks & Warrants
                                                (Cost--$35,321,898)--4.6%                                        33,303,783


Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1999


SCHEDULE OF INVESTMENTS (concluded)
                                       Face                                                                       Value
                                      Amount                   Issue                                            (Note 1a)

Short-Term Securities
Commercial Paper***--1.2%           $8,610,000  General Electric Capital Corp., 5.60% due 10/01/1999         $    8,610,000


                                                Total Investments in Short-Term Securities
                                                (Cost $8,610,000)--1.2%                                           8,610,000


Total Investments (Cost--$779,036,494)--97.5%                                                                   704,734,044

Other Assets Less Liabilities--2.5%                                                                              18,006,920
                                                                                                             --------------
Net Assets--100.0%                                                                                           $  722,740,964
                                                                                                             ==============

  *Not Rated.
 **Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund. ***Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
(a)Each $1,000 face amount contains one warrant of Republic
   Technology.
(b)Each $1,000 face amount contains one warrant of United
   International Holdings, Inc.
(c)Represents a pay-in-kind security which may pay interest/dividends in additional face amount/shares.
(d)Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $2,000, representing 0.00% of net assets.

                           Acquisition                    Value
   Issue                       Date           Cost      (Note 1a)

   TCR Holdings
   (Convertible Preferred):
        (Class B)            12/10/1998     $     386   $     386
        (Class C)            12/10/1998           198         198
        (Class D)            12/10/1998           494         494
        (Class E)            12/10/1998         1,214       1,214
                                            ---------   ---------
   Total                                    $   2,292   $   2,292
                                            =========   =========

(e)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(g)Non-income producing security.


   See Notes to Financial Statements.


Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1999


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of  September 30, 1999
Assets:             Investments, at value (identified cost--$779,036,494) (Note 1a)                       $  704,734,044
                    Cash                                                                                       2,439,627
                    Receivables:
                      Securities sold                                                    $   20,991,323
                      Interest                                                               17,414,598
                      Capital shares sold                                                     1,075,158
                      Dividends                                                                 107,812       39,588,891
                                                                                         --------------
                    Deferred organization expenses (Note 1e)                                                      67,017
                    Prepaid expenses and other assets (Note 1e)                                                  117,948
                                                                                                          --------------
                    Total assets                                                                             746,947,527
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                   19,653,486
                      Dividends to shareholders (Note 1f)                                     2,471,254
                      Capital shares redeemed                                                 1,600,062
                      Distributor (Note 2)                                                      416,727
                      Investment adviser (Note 2)                                                37,897       24,179,426
                                                                                         --------------
                    Accrued expenses and other liabilities                                                        27,137
                                                                                                          --------------
                    Total liabilities                                                                         24,206,563
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  722,740,964
                                                                                                          ==============

Capital:            Class A Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                     $      130,972
                    Class B Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                          5,973,888
                    Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                          1,336,061
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            835,117
                    Paid-in capital in excess of par                                                         782,532,255
                    Undistributed realized capital gains on investments--net                                   6,235,121
                    Unrealized depreciation on investments--net                                              (74,302,450)
                                                                                                          --------------
                    Net assets                                                                            $  722,740,964
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $11,436,021 and 1,309,716
Value:                       shares outstanding                                                           $         8.73
                                                                                                          ==============
                    Class B--Based on net assets of $521,699,285 and 59,738,884
                             shares outstanding                                                           $         8.73
                                                                                                          ==============
                    Class C--Based on net assets of $116,673,747 and 13,360,608
                             shares outstanding                                                           $         8.73
                                                                                                          ==============
                    Class D--Based on net assets of $72,931,911 and 8,351,171
                             shares outstanding                                                           $         8.73
                                                                                                          ==============

                    See Notes to Financial Statements.

Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended September 30, 1999
Investment          Interest and discount earned                                                          $   36,641,377
Income              Dividends                                                                                  1,319,449
(Note 1d):          Other                                                                                         43,153
                                                                                                          --------------
                    Total income                                                                              38,003,979
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $    2,225,795
                    Account maintenance and distribution fees--Class B (Note 2)               1,991,385
                    Account maintenance and distribution fees--Class C (Note 2)                 491,864
                    Registration fees (Note 1e)                                                 193,054
                    Transfer agent fees--Class B (Note 2)                                       144,900
                    Account maintenance fees--Class D (Note 2)                                   93,194
                    Printing and shareholder reports                                             75,059
                    Accounting services (Note 2)                                                 50,833
                    Amortization of organization expenses (Note 1e)                              40,931
                    Transfer agent fees--Class C (Note 2)                                        33,230
                    Professional fees                                                            29,255
                    Custodian fees                                                               23,357
                    Transfer agent fees--Class D (Note 2)                                        15,468
                    Directors' fees and expenses                                                 11,932
                    Pricing services                                                              5,009
                    Transfer agent fees--Class A (Note 2)                                         2,766
                    Other                                                                         5,223
                                                                                         --------------
                    Total expenses                                                                             5,433,255
                                                                                                          --------------
                    Investment income--net                                                                    32,570,724
                                                                                                          --------------

Realized &          Realized gain on investments--net                                                          5,135,484
Unrealized Gain     Change in unrealized depreciation on investments--net                                    (61,848,184)
(Loss) on                                                                                                 --------------
Investments--Net    Net Decrease in Net Assets Resulting from Operations                                  $  (24,141,976)
(Notes 1b,                                                                                                ==============
1d & 3):


                    See Notes to Financial Statements.


Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1999


FINANCIAL INFORMATION (continued)

Statement of Changes in Net Assets
                                                                                         For the Six      For the Period
                                                                                         Months Ended    May 1, 1998++ to
                                                                                        September 30,       March 31,
Increase (Decrease) in Net Assets:                                                           1999              1999
Operations:         Investment income--net                                               $   32,570,724   $   36,331,838
                    Realized gain on investments--net                                         5,135,484        1,099,637
                    Change in unrealized depreciation on investments--net                   (61,848,184)     (12,454,266)
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                              (24,141,976)      24,977,209
                                                                                         --------------   --------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                  (634,443)        (826,433)
(Note 1f):            Class B                                                               (23,159,773)     (24,983,066)
                      Class C                                                                (5,333,538)      (6,174,842)
                      Class D                                                                (3,442,970)      (4,347,497)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (32,570,724)     (36,331,838)
                                                                                         --------------   --------------

Capital Stock       Net increase in net assets derived from capital share
Transactions        transactions                                                             70,914,922      719,793,371
(Note 4):                                                                                --------------   --------------

Net Assets:         Total increase in net assets                                             14,202,222      708,438,742
                    Beginning of period                                                     708,538,742          100,000
                                                                                         --------------   --------------
                    End of period                                                        $  722,740,964   $  708,538,742
                                                                                         ==============   ==============

                  ++Commencement of operations.

                    See Notes to Financial Statements.

Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                                 Class A                  Class B
                                                                       For the Six    For the     For the Six   For the
The following per share data and ratios have been derived                 Months       Period        Months      Period
from information provided in the financial statements.                    Ended    May 1, 1998++     Ended   May 1, 1998++
                                                                        Sept. 30,   to March 31,   Sept. 30,  to March 31,
Increase (Decrease) in Net Asset Value:                                    1999         1999          1999        1999
Per Share           Net asset value, beginning of period                $     9.42  $    10.00   $     9.42   $    10.00
Operating                                                               ----------  ----------   ----------   ----------
Performance:        Investment income--net                                     .44         .79          .40          .73
                    Realized and unrealized loss on investments--net          (.69)       (.58)        (.69)        (.58)
                                                                        ----------  ----------   ----------   ----------
                    Total from investment operations                          (.25)        .21         (.29)         .15
                                                                        ----------  ----------   ----------   ----------
                    Less dividends from investment income--net                (.44)       (.79)        (.40)        (.73)
                                                                        ----------  ----------   ----------   ----------
                    Net asset value, end of period                      $     8.73  $     9.42   $     8.73   $     9.42
                                                                        ==========  ==========   ==========   ==========

Total Investment    Based on net asset value per share                      (2.82%)+++   2.51%+++    (3.18%)+++    1.80%+++
Return:**                                                               ==========  ==========   ==========   ==========

Ratios to Average   Expenses, net of reimbursement                            .76%*       .52%*       1.52%*       1.27%*
Net Assets:                                                             ==========  ==========   ==========   ==========
                    Expenses                                                  .76%*       .76%*       1.52%*       1.52%*
                                                                        ==========  ==========   ==========   ==========
                    Investment income--net                                   9.46%*      9.39%*       8.70%*       8.61%*
                                                                        ==========  ==========   ==========   ==========

Supplemental        Net assets, end of period (in thousands)            $   11,436  $   12,864   $  521,699   $  502,377
Data:                                                                   ==========  ==========   ==========   ==========
                    Portfolio turnover                                      31.84%      49.40%       31.84%       49.40%
                                                                        ==========  ==========   ==========   ==========


                                                                                Class C                  Class D
                                                                      For the Six     For the    For the Six    For the
The following per share data and ratios have been derived                Months        Period       Months       Period
from information provided in the financial statements.                   Ended     May 1, 1998++    Ended    May 1, 1998++
                                                                       Sept. 30,    to March 31,  Sept. 30,   to March 31,
Increase (Decrease) in Net Asset Value:                                   1999          1999         1999         1999
Per Share           Net asset value, beginning of period                $     9.42  $    10.00   $     9.42   $    10.00
Operating                                                               ----------  ----------   ----------   ----------
Performance:        Investment income--net                                     .40         .72          .42          .77
                    Realized and unrealized loss on investments--net          (.69)       (.58)        (.69)        (.58)
                                                                        ----------  ----------   ----------   ----------
                    Total from investment operations                          (.29)        .14         (.27)         .19
                                                                        ----------  ----------   ----------   ----------
                    Less dividends from investment income--net                (.40)       (.72)        (.42)        (.77)
                                                                        ----------  ----------   ----------   ----------
                    Net asset value, end of period                      $     8.73  $     9.42   $     8.73   $     9.42
                                                                        ==========  ==========   ==========   ==========

Total Investment    Based on net asset value per share                      (3.21%)+++   1.75%+++    (2.94%)+++    2.28%+++
Return:**                                                               ==========  ==========   ==========   ==========


Ratios to Average   Expenses, net of reimbursement                           1.57%*      1.31%*       1.01%*        .75%*
Net Assets:                                                             ==========  ==========   ==========   ==========
                    Expenses                                                 1.57%*      1.57%*       1.01%*       1.01%*
                                                                        ==========  ==========   ==========   ==========
                    Investment income--net                                   8.65%*      8.53%*       9.21%*       9.10%*
                                                                        ==========  ==========   ==========   ==========

Supplemental        Net assets, end of period (in thousands)            $  116,674  $  119,281   $   72,932   $   74,017
Data:                                                                   ==========  ==========   ==========   ==========
                    Portfolio turnover                                      31.84%      49.40%       31.84%       49.40%
                                                                        ==========  ==========   ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Corporate High Yield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean of the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased).

Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund which may use a matrix system for valuations.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).



Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1999



Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and prepaid registration fees--Deferred organization expenses are amortized on a straight line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60%, on an annual basis, of the average daily value of the fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

                                     Account     Distribution
                                 Maintenance Fee      Fee

Class B                                .25%          .50%
Class C                                .25%          .55%
Class D                                .25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended September 30, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD         MLPF&S

Class A                               $   77       $ 1,101
Class D                               $8,487       $69,613


For the six months ended September 30, 1999, MLPF&S received contingent deferred sales charges of $822,369 and $86,476 relating to transactions in Class B and Class C Shares of the Portfolio, respectively.

During the six months ended September 30, 1999, the Fund paid
Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $799 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.



Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, PFD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 1999 were $297,904,255 and $222,677,548, respectively.

Net realized gains for the six months ended September 30, 1999 and net unrealized losses as of September 30, 1999 were as follows:

                                Realized          Unrealized
                                 Gains              Losses

Long-term investments         $  5,135,331       $  (74,302,450)
Short-term investments                 153                   --
                              ------------       --------------
Total                         $  5,135,484       $  (74,302,450)
                              ============       ==============

As of September 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $74,302,450, of which $5,666,148 related to appreciated securities and $79,968,598 related to depreciated securities. The aggregate cost of investments at September 30, 1999 for Federal income tax purposes was $779,036,494.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $70,914,922 and $719,793,371 for the six months ended September 30, 1999 and for the period May 1, 1998 to March 31, 1999, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the
Six Months Ended                                   Dollar
September 30, 1999                 Shares          Amount

Shares sold                         414,989    $   3,845,741
Shares issued to shareholders
in reinvestment of dividends         44,386          408,128
                                 ----------    -------------
Total issued                        459,375        4,253,869
Shares redeemed                    (516,008)      (4,655,121)
                                 ----------    -------------
Net decrease                        (56,633)   $    (401,252)
                                 ==========    =============

Class A Shares for the
Period May 1, 1998++ to                            Dollar
March 31, 1999                     Shares          Amount

Shares sold                       2,330,105    $  21,930,940
Shares issued to shareholders
in reinvestment of dividends         57,215          529,164
                                 ----------    -------------
Total issued                      2,387,320       22,460,104
Shares redeemed                  (1,023,471)      (9,511,391)
                                 ----------    -------------
Net increase                      1,363,849    $  12,948,713
                                 ==========    =============

[FN]
++Prior to May 1, 1998 (commencement of operations), the Fund issued
  2,500 shares to MLAM for $25,000.

Class B Shares for the
Six Months Ended                                   Dollar
September 30, 1999                 Shares          Amount

Shares sold                      12,447,507    $ 115,349,532
Shares issued to shareholders
in reinvestment of dividends      1,118,735       10,286,824
                                 ----------    -------------
Total issued                     13,566,242      125,636,356
Automatic conversion of
shares                              (43,379)        (392,739)
Shares redeemed                  (7,135,277)     (65,236,490)
                                 ----------    -------------
Net increase                      6,387,586    $  60,007,127
                                 ==========    =============


Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1999


Class B Shares for the
Period May 1, 1998++ to                            Dollar
March 31, 1999                     Shares          Amount

Shares sold                      61,308,556    $ 583,441,531
Shares issued to shareholders
in reinvestment of dividends      1,188,964       11,030,045
                                 ----------    -------------
Total issued                     62,497,520      594,471,576
Automatic conversion of
shares                              (23,309)        (221,805)
Shares redeemed                  (9,125,413)     (84,440,756)
                                 ----------    -------------
Net increase                     53,348,798    $ 509,809,015
                                 ==========    =============
[FN]
++Prior to May 1, 1998 (commencement of operations), the Fund issued
  2,500 shares to MLAM for $25,000.

Class C Shares for the
Six Months Ended                                   Dollar
September 30, 1999                 Shares          Amount

Shares sold                       2,951,371    $  27,465,107
Shares issued to shareholders
in reinvestment of dividends        306,272        2,817,782
                                 ----------    -------------
Total issued                      3,257,643       30,282,889
Shares redeemed                  (2,564,934)     (23,517,884)
                                 ----------    -------------
Net increase                        692,709    $   6,765,005
                                 ==========    =============


Class C Shares for the
Period May 1, 1998++ to                            Dollar
March 31, 1999                     Shares          Amount

Shares sold                      15,012,995    $ 143,340,616
Shares issued to shareholders
in reinvestment of dividends        351,594        3,266,291
                                 ----------    -------------
Total issued                     15,364,589      146,606,907
Shares redeemed                  (2,699,190)     (25,083,407)
                                 ----------    -------------
Net increase                     12,665,399    $ 121,523,500
                                 ==========    =============

[FN]
++Prior to May 1, 1998 (commencement of operations), the Fund issued
  2,500 shares to MLAM for $25,000.


Class D Shares for the
Six Months Ended                                   Dollar
September 30, 1999                 Shares          Amount

Shares sold                       1,987,845    $  18,458,728
Automatic conversion of
shares                               43,379          392,739
Shares issued to shareholders
in reinvestment of dividends        153,249        1,409,079
                                 ----------    -------------
Total issued                      2,184,473       20,260,546
Shares redeemed                  (1,693,563)     (15,716,504)
                                 ----------    -------------
Net increase                        490,910    $   4,544,042
                                 ==========    =============


Class D Shares for the
Period May 1, 1998++ to                            Dollar
March 31, 1999                     Shares          Amount

Shares sold                      10,622,611    $ 101,293,239
Automatic conversion of
shares                               23,308          221,805
Shares issued to shareholders
in reinvestment of dividends        197,476        1,830,079
                                 ----------    -------------
Total issued                     10,843,395      103,345,123
Shares redeemed                  (2,985,634)     (27,832,980)
                                 ----------    -------------
Net increase                      7,857,761    $  75,512,143
                                 ==========    =============

[FN]
++Prior to May 1, 1998 (commencement of operations), the Fund issued
  2,500 shares to MLAM for $25,000.